CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of INverso Corp. (the “Company”) on Form 10-QSB/A for the fiscal quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INverso Corp.

Date: February 14, 2006

By:   /s/   Thomas Kirchner

    Thomas Kirchner

    Chief Executive Officer

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* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.